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                                                                    Exhibit 10.1
                          REGISTRATION RIGHTS AGREEMENT

     This AGREEMENT is made as of February ___, 1997, by and among WORLDCOMM SYSTEMS INC, a Delaware corporation (hereinafter referred to as the "Company"), and those persons listed on Exhibit A attached hereto.

                                    RECITALS

Each of the Holders (as defined below) is the owner of shares of (i) the Company's Class A Preferred Stock, par value $.01 per share, (ii) the Company's Class B Preferred Stock, par value $.01 per share or (iii) the Company's Common Stock, par value $.01 per share. Upon the closing of the Company's initial public offering of its Common Stock, (i) the shares of such Preferred Stock held by holders thereof will be automatically converted into shares of the Company's Common Stock, par value $.001 per share pursuant to the terms of the certificates of designation with respect to such Preferred Stock and to an amendment and restatement of the Company's certificate of incorporation which is being effected as of the effective date of the registration statement for such public offering, and (iii) the shares of Common Stock, par value $.01 per share held by Holders will be converted into shares of Common Stock, par value $.001 per share by the amendment and restatement referred to above. The shares of Common Stock which will be held by the Holders following such transactions are referred to in this Agreement as the "Shares."

Each of the Holders is also a party to one or more stockholders' agreements or registration rights agreements pursuant to which such Holder has been granted certain rights with respect to the Shares. In connection with the Company's initial public offering of its Common Stock, the underwriter has required each Holder to enter into an agreement pursuant to which such Holder is agreeing that he will not sell or otherwise dispose of any of the Shares for periods ranging from 6 to 12 months from the effective date of the registration statement for such offering. The stockholders' agreements referred to above will terminate upon the effectiveness of such offering. The parties deem it to be in their best interests, and in the best interests of the Company that the registration rights of the Holders with respect to the Shares be set forth clearly in a separate agreement which will survive the initial public offering, and that such registration rights be identical for each Holder.

The parties therefore agree as follows.

1.   Registration Rights.

(a)  Definitions. For purposes of this Section 1:

          (i) The term "Act" means the Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such act.

          (ii) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

          (iii) The term "Registrable Securities" means (i) the Shares, (ii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares and (iii) shares of Common Stock the holders of which are entitled to registration rights pursuant to other agreements of like tenor with the Company. Registrable Securities, if transferred pursuant to an exemption from registration under the Act, will remain Registrable Securities.

          (iv) The term "Holder" means (i) any stockholder holding Registrable Securities originally acquired by such person, and (ii) any other person holding Registrable Securities to whom these registration rights have been transferred.

          (v) The term "Initial Public Offering" means the first underwritten public offering of the Company's securities amounting to not less than $3,000,000.

(b)  Demand Registration.

          (i) Request for Registration. If, at any time after the Initial Public Offering, the Company shall receive a written request (specifying that it is being made pursuant to this Section 1(b)) from the Holders holding more than twenty-five percent (25%) of the Registrable Securities held by all Holders at that time outstanding that the Company file a registration statement or similar document under the Act, covering the registration of not less than twenty-five percent 25% of the Registrable Securities held by all the Holders, the expected aggregate price to the public of which exceeds $3,000,000, net of underwriting discounts and commissions, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be so registered to be registered under the Act.

          (ii) Right to Defer Registration. Notwithstanding the foregoing,


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               (A) the Company shall not be obligated to effect a registration pursuant to this Section 1(b) during the period starting with the effective date of the Initial Public Offering and extending for a period of twelve months thereafter, and

               (B) the Company shall not be obligated to effect a registration pursuant to this Section 1(b) during the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on a date four (4) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that (x) the Company is actively employing in good faith, all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing of such registration statement is made in good faith, and (y) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed prior to a date certain in the near future. If postponed, the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed the earlier of six (6) months after the effective date of the registration statement or nine (9) months from the estimated filing date of the registration statement

          (iii) Limit on Demand Registrations. The Company shall be obligated to effect only one registration pursuant to this Section 1(b) initiated by Holders. Further, each Holder shall be ineligible to request registration of any of his Shares which may be sold without registration and without limitation as to amount pursuant to Rule 144 or any successor or similar regulation or statute. Any request for registration under this Section 1(b) must be for an underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Company.

(c) Piggy-back Registration. Subject to Sections 1(g) and 1(h) if at any time or from time to time the Company proposes to register any of its equity securities under the Act in connection with a primary or secondary public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the common stock of the Company that each such Holder has requested be registered.

(d) Obligations of the Company. Whenever required under Sections 1(b), or 1(c) to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (i) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than ninety (90) days.

          (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (iii) Furnish to the Holders and deliver as directed such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them

          (iv) Use its best efforts to take such steps as may reasonably be required to permits the sale the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling Stockholders, then such expenses shall be payable by selling Stockholders pro rata, to the extent required by such jurisdiction.

(e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1 that the Holders shall furnish to the Company such information regarding them, the


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Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

(f) Expenses of Demand Registration. All expenses incurred in connection with a registration pursuant to Section 1(b) (excluding underwriters' discounts and commissions), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company, provided, however, that the Company shall not be required to pay for any of any registration proceeding begun pursuant to Section 1(b) if the registration request is subsequently withdrawn, unless the initiating Holders agree to forfeit their right to the demand registration pursuant to Section 1(b); and provided further that the initiating Holders may withdraw a request if the audited financial statements of the Company materially and adversely differ from the information known to the Holders at the time of their request, in which event the Holders shall not be required to pay any of the expenses and shall retain the right to require the Company to register Registrable Securities pursuant to Section 1(b).

(g) Piggy-back Registration Expenses. In the case of any registration effected pursuant to Section 1(c), the Company shall bear all registration and state filing fees and (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration. Each selling Holder shall bear the fees and costs of its own counsel in connection with any registration effected pursuant to Section 1(c).

(h) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of Registrable Securities that all Holders request to be included in an offering pursuant to Sections 1(b) and 1(c) above exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering such number of shares as the underwriters believe are compatible with the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Common Stock held by the selling Holders as if all options and warrants held by them had been exercised, or in such other proportions as shall mutually be agreed to by such selling Holders). In the event a pro rata apportionment is required for purposes of a registration pursuant to Section 1(c), securities shall be included in the offering in the following priority and the pro rata apportionment shall occur in the class after the last class which can be included in the offering without apportionment: (1) all securities being offered by the Company or for its own account; (2) Registrable Securities of Holders; and (3) Common Stock of executive officers of the Company.

(i) Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

(j) Indemnification and Contribution, Subject to Section l(g) in the event any Registrable Securities are included in a registration statement under Section 1:

          (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act or the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter, or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in


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any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (ii) To the extent permitted by law, each Holder requesting or joining in a registration will severally indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, and each agent and any underwriter for the Company (within the meaning of the Act or the 1934 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the indemnity agreement contained in this Section 1(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

          (iii) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this Section, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section

          (iv) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1(j) provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1(j); then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 1(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the


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benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act, and

(c) furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety
(90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

3. Lockup Agreement. The Holders shall, in connection with any registration of the Company's Common Stock for sale to the general public, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that the Company may not discriminate among the Holders with respect to any lockup arrangements pursuant to this Section 3.

4. Certain Limitations in Connection with future Grants of Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless: (a) such agreement includes the equivalent of Section 3 as a term; and (b) such registration rights, if more favorable than those granted herein, are extended to the Holders or their transferees permitted under Section 5

5. Transfer of Registration Rights. The registration rights of a Holder under Sections 1(b) and 1(c) may be transferred to a transferee who acquires at least 20% of the Registrable Securities originally issued to the Holder, or to a partner or affiliated partnership of such Holder without restriction as to minimum transfer amount. The Company shall be given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under Section 1 are being assigned.

6. Notices. Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been properly given when delivered by hand or mailed by registered or certified mail, return receipt requested, with postage prepaid, to the party or parties to whom such notice is intended to be given at the address of such party first above written or such other address as such party may designate by notice given hereunder

7. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York. If any provision or provisions of this Agreement is found to be void or unenforceable, the remaining provisions of this Agreement shall remain binding and in full force and effect

(b) Wherever appropriate, the singular shall be deemed also to mean the plural, and visa versa, and the male gender shall comprehend the female and neuter. The captions in this Agreement are for convenience only, and shall not affect the construction of the provisions hereof.

(c) This Agreement may be terminated, waived or modified only by a written agreement executed by the party against which enforcement of such termination, waiver or modification is sought. This Agreement merges all prior understandings of the parties with respect to the subject matter hereof:

(d) This Agreement may be executed in several counterparts, each of which shall constitute an original, but all counterparts shall constitute but one and the same Agreement.

(e) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.


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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                WORLDCOMM SYSTEMS INC.


____________________________           By: _____________________________________
Thomas DiCicco                             David E. Hershberg, Chairman & CEO

                                                  ______________________________

                                           By: _________________________________